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                                                                    Exhibit 99.6


                                  $400,000,000

             SLM CLASS A-2 FLOATING RATE STUDENT LOAN-BACKED NOTES


                       CLASS A-2 NOTE PURCHASE AGREEMENT

                                                              September 26, 2000

Merrill Lynch Bank USA
800 Scudders Mill Road
Plainsboro, NJ 08536

Ladies and Gentlemen:

     SLM Funding Corporation, a Delaware corporation (the "Company") and the Student Loan Marketing Association, a corporation formed under the laws of the United States ("Sallie Mae") hereby confirm their agreement with Merrill Lynch Bank USA (the "Class A-2 Purchaser") to cause SLM Student Loan Trust 2000-4 (the "Trust") to sell, and the Class A-2 Purchaser hereby confirm its agreement to purchase, $ 400,000,000 aggregate principal amount of Class A-2 Floating Rate Student Loan-Backed Notes (the "Class A-2 Notes") of the Trust under the terms and conditions herein.

     Simultaneously with the sale of the $ 400,000,000 aggregate principal amount of Class A-2 Notes hereunder, the Company and Sallie Mae will cause the Trust to sell $1,554,482,000 aggregate principal amount of the Class A-1 Notes, Class A-2 Floating Rate Student Loan-Backed Notes and Class B Floating Rate Student Loan-Backed Notes (collectively, the "Underwritten Notes"), to Chase Securities Inc. ("Chase Securities"), Goldman, Sachs & Co. ("Goldman Sachs"), Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")as underwriters (the "Notes Underwriters"), pursuant to the Underwriting Agreement and Pricing Agreement, in each case dated September 12, 2000, among the Company, Sallie Mae and Chase Securities and Goldman Sachs , as the Authorized Representatives of the several Underwriters (together, the "Underwriting Agreement"). In addition, simultaneously with the sale of the $ 400,000,000 aggregate principal amount of Class A-2 Notes hereunder, the Company and Sallie Mae will cause the Trust to sell $100,000,000 aggregate principal amount of the Class A-1 Floating Rate Student Loan-Backed Notes to Merrill Lynch Bank & Trust Co. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture, dated as of September 1, 2000, among the Trust, Chase Manhattan Bank USA, National Association and Bankers Trust Company (the "Indenture").


     The Company and Sallie Mae hereby agree with Class A-2 Purchaser as follows:
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Section 1.  Representations and Warranties.
            ------------------------------

     (a)    Representations and Warranties by the Company and Sallie Mae. Each
            ------------------------------------------------------------
of the Company and Sallie Mae jointly and severally represents and warrants to the Class A-2 Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) and agrees with the Class A-2 Purchaser as follows:

              (i) Due Organization.  The Company has been duly incorporated and
                  ----------------
     is validly existing as a corporation under the laws of the state of Delaware, with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. Sallie Mae has been duly organized and is validly existing under the laws of the United States, with power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

             (ii) Authorization of this Agreement.  This Agreement has been duly
                  -------------------------------
     authorized, executed and delivered by the Company and Sallie Mae.

            (iii) Other.  The Company and Sallie Mae acknowledge and confirm to
                  -----
     the Class A-2 Purchaser that the Class A-2 Purchaser has not conditioned its willingness to purchase the Class A-2 Notes as described in Section 2(a) of this Agreement on the Company's and Sallie Mae's retention of Merrill Lynch as an underwriter of the Underwritten Notes and that Merrill Lynch has not conditioned its willingness to underwrite the Underwritten Notes as described above on the Company's and Sallie Mae's agreement to cause the Trust to sell Class A-2 Notes to the Class A-2 Purchaser as described herein.

     (b)    Representations and Warranties by the Class A-2 Purchaser. The Class
            ---------------------------------------------------------      -----
A-2 Purchaser represents and warrants to the Company and Sallie Mae as of the
---
date hereof and as of the Closing Time referred to in Section 2(b) and agrees with the Company and Sallie Mae as follows:

             (i) Due Organization.  The Class A-2 Purchaser has been duly formed
                 ----------------       ---------
     and is validly existing as a New Jersey state-chartered bank, and is in good standing under the laws of the State of New Jersey and has power and authority to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under this Agreement.

            (ii) Authorization of this Agreement.  This Agreement has been duly
                 -------------------------------
     authorized, executed and delivered by the Class A-2 Purchaser.

Section 2.  Sale and Delivery to Class A-2 Purchaser; Closing.
            -------------------------------------------------

     (a)    Class A-2 Notes.  On the basis of and in reliance on the
            ---------------
representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company and Sallie Mae agree to cause the Trust to sell to the Class A-2 Purchaser, and the Class A-2 Purchaser agrees to purchase from the Trust, $400,000,000 aggregate principal

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amount of the Class A-2 Notes at the purchase price of 100% of such aggregate principal amount.

     (b)    Payment.  Payment of the purchase price for the Class A-2 Notes
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being sold hereunder shall be made at the offices of Sallie Mae, 11600 Sallie
Mae Drive, Reston, Virginia 20193 or at such other place as shall be agreed upon by the Class A-1 Purchaser, the Company and Sallie Mae, at 10:00 A.M. (New York time) on September 26, 2000, or such other time not later than ten business days after such date as shall be agreed upon by the Class A-1 Purchaser, the Company and Sallie Mae (such date and time of payment and delivery being herein called the "Closing Time").

     Payment shall be made to Sallie Mae by wire transfer of immediately available funds to a bank account designated by Sallie Mae, against delivery to or upon the order of the Class A-2 Purchaser of notes for the Class A-2 Notes being sold hereunder.

     (c)    Denominations; Registration.  Certificates for the Class A-2 Notes
            ---------------------------
shall be in denominations of $ 1,000 and integral multiples of $ 1,000 in excess thereof. The Class A-2 Notes will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of each Class A-2 Note will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A-2 Notes will be available only under the limited circumstances specified in the Indenture.

Section 3.  Conditions of Class A-2 Purchaser's Obligations.  The obligations of
            -----------------------------------------------
the Class A-2 Purchaser are subject to the accuracy of the representations and warranties of the Company and Sallie Mae contained in Section 1, to the performance by the Company and Sallie Mae of their covenants and other obligations hereunder and to the following additional conditions:

     (a)    Purchase Agreement.  This Purchase Agreement has been duly executed
            ------------------
and delivered by the parties thereto.

     (b)    Underwritten Notes.  The Underwritten Notes have been duly executed,
            ------------------
authenticated and delivered pursuant to the Indenture and paid for by the Notes Underwriters.

     (c)    Ratings. The Class A-2 Notes shall have been rated as set forth in
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the Prospectus by the Rating Agencies specified in the Prospectus.

Section 4.  Termination of Agreement.  If any condition specified in this
            ------------------------
Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Class A-2 Purchaser by notice to the Company and Sallie Mae at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party and except that Sections 1, 3, 4 and 5 shall survive any such termination and remain in full force and effect.

Section 5.  Representations, Warranties and Agreements to Survive Delivery.  All
            --------------------------------------------------------------
representations, warranties and agreements contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Class A-2

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Purchaser or controlling person, or by or on behalf of Company, Sallie Mae and their respective Affiliates, and shall survive delivery of the Class A-2 Notes to the Class A-2 Purchaser.

Section 6.  Notices.  All notices and other communications hereunder shall be in
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writing and shall be deemed to have been duly given if mailed or transmitted by facsimile. Notices to the Class A-2 Purchaser shall be directed to the Class A-2 Purchaser at Merrill Lynch Bank USA, 800 Scudders Mill Road, Plainsboro, NJ 08536, Attention: Richard Uhlig, Chief Investment Officer; Notices to Company shall be directed to it at SLM Funding Corporation, 777 Twin Creek Drive, Kileen, Texas 76543, Facsimile: (817) 554-4999 Attention: Phyllis A. Leeth, Vice President; Notices to Sallie Mae shall be directed to it at Student Loan Marketing Association, 11600 Sallie Mae Drive, Reston, Virginia 20193, Facsimile
(703) 810-7586 Attention: Mike Sheehan, Assistant Vice President.

Section 7.  Parties.  This agreement shall inure to the benefit of and be
            -------
binding upon each of the Class A-2 Purchaser, the Company, Sallie Mae and their respective successors. Nothing expressed or mentioned in this agreement is intended or shall be construed to give any person, firm or corporation, any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. This agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Class A-2 Purchaser, the Company and Sallie Mae and their respective successors, and their heirs and legal representatives and for the benefit of no other person, firm or corporation.

Section 8.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
            -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 9.  Effect of Headings.  The Article and Section headings herein and the
            ------------------
Table of Contents are for convenience only and shall not affect the construction hereof.

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     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and Sallie Mae a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Class A-2 Purchaser, Company and Sallie Mae in accordance with its terms.

                                      Very truly yours,

                                      SLM FUNDING CORPORATION, a Delaware
                                      corporation


                                      By: /s/ Mark L. Heleen
                                          ------------------------------------
                                          Name: Mark L. Heleen
                                          Title: Vice President

                                      STUDENT LOAN MARKETING ASSOCIATION, a
                                      federally chartered corporation


                                      By: /s/ Michael E. Sheehan
                                          ------------------------------------
                                          Name: Michael E. Sheehan
                                          Title: Assistant Vice President


CONFIRMED AND ACCEPTED,
as of the date first above written:

Merrill Lynch Bank USA

By: _______________________________

       Authorized Signatory